Exhibit 99.1

OTCQX: GRWG 1 Roth Capital Conference March 2018 growgeneration.com OTCQX: GRWG

OTCQX: GRWG 2 Safe Harbor Statement This presentation is being provided for information purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of the Company’s securities . This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public . Any such offer of the Company’s securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request . This presentation may include predictions, estimates or other information that might be considered forward - looking within the meaning of applicable securities laws . While these forward - looking statements represent our current judgments, they are subject to risks and uncertainties that could cause actual results to differ materially . You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation . Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information or future events . When used herein, words such as "look forward," "believe," "continue," "building," or variations of such words and similar expressions are intended to identify forward - looking statements . Factors that could cause actual results to differ materially from those contemplated in any forward - looking statements made by us herein are often discussed in filings we make with the United States Securities and Exchange Commission, available at : www . sec . gov, and on our website, at : www . growgeneration . com . growgeneration.com

OTCQX: GRWG 3 GrowGeneration: Transforming the Hydroponic Grow Supply Distribution industry growgeneration.com Company Highlights 2017 net sales mix projected net sales National coast to coast wholesale distributor of hydroponic grow supplies – Over 100% growth year over year with over $20m in target acquisitions in 2018 • ~$4.5bn highly fragmented market • Serving commercial cultivation professionals • Complementary value - add consulting and product support • Over 10,000 SKUs • 15 operations in 5 states Lighting 17% Climate Control 8% Hydroponic Systems 5% Nutrients & Additives 29% Medium & Containers 23% Plant Production & Harvest 18% $- $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 2017 2018 2019 2020 $(2,000,000) $- $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 2017 2018 2019 2020 projected ebitda

OTCQX: GRWG 4 2017 - 2020 Proj. Rev and Adjusted EBITDA $14.3M $37M $60M $84.6M $(1.2M) $2.7M $6.2M $9.5M $(10,000,000) $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 $90,000,000 2017 2018 2019 2020 2017 - 2020 (Revenue and EBITDA in millions) growgeneration.com • Profitable q2 2018 • 165% y/y 2017 - 2018 rev. growth • GPM 27 - 28% • Net income 10 - 12% 2019 - 2020

OTCQX: GRWG 5 Capital Structure growgeneration.com 15 operations across 5 markets, CO, CA, NV, WA and RI capital raised to date has driven exponential revenue growth and strong balance sheet Stock Price 1 $4.18 Shares Outstanding 1 19.1M Warrants Outstanding 1 3.6M Stock Options Outstanding 1 1.9M Equity Market Cap 1 $79.8M Debt 1 $7.8M Cash 1 $8.5M Enterprise Value 1 $79.1M 1 as of February 28, 2018 2017 projected $2.0 $3.5 $8.0 $14.4 $0.8 $1.7 $1.7 $5.2 $9.0 2014 2015 2016 2017 2018 Revenue Capital Funded ($ in millions) $9M in Invested Capital Drove $28.5M in Revenue for 2014 - 2017 Capital Structure

Proven Robust Track Record of Acquisitions

	2014	2015	2016	2017	2018
	Pueblo Organics and Hydroponics Pueblo, CO	**Happy Grow Lucky Conifer, CO**		**Mad Max and Sonoma Hydro Santa Rosa, CA Seattle Hydro Spot Seattle, WA**	**East Coast Hydroponics, Warwick, RI and Humboldt Depot, Arcata, CA**
Annualized sales	$2,100,000	$470,000		$3,113,000	$9,000,000
# stores added	4	1		2	3
Locations	Pueblo, CO	Conifer, CO		Santa Rosa, CA, Seattle, WA	Arcata, McKinlv. CA Bellevue, WA

- $15m in acquisitions completed to date
- Our pipeline is deep and expanding
- GrowGen is the leading company in industry consolidation
- M and A team and strategy in place to execute acquisitions
- Acquisitions are accretive and present significant profit growth

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OTCQX: GRWG 7 2017 Highlights • Sales increased 80% 2017 over 2016 • Same Store Sales increased 43% 2017 over 2016 • Raised $14.2M in equity capital(includes $9m raise in Jan 2018) • Acquired Seattle Hydro Spot, located in Seattle, WA • Acquired Sonoma Hydro and consolidated GrowGen Santa Rosa into an over $2.5M run rate operation in Sonoma County, CA • Opened 10,000 sq. ft. store in Las Vegas, NV. Store has turned profitable in its 3 rd month of operations. • Opened Denver South, 13,000 sq. ft. and moved corporate headquarters to same location • Opened 8,000 sq. ft. in Trinidad, CO • Opened San Bernardino, CA , 16,000 sq. ft. of inside and outside space • Opened Boulder, CO location • Opened 2 nd Las Vegas operation • Hired Joe Prinzivalli as Chief Operating Officer • Hired Monty Lamirato, as Chief Financial Officer Year 2017 growgeneration.com

OTCQX: GRWG 8 Store Acquisitions 2018 • Humboldt Depot, Arcata, CA, 2 stores, closed 1 st Q 2018 $4.0M in Rev., $400k in net income • East Coast Hydroponics, Warwick, R.I., largest hydro store on the East Coast $5.0M in Rev.,$750k in net income , closed 1 st Q 2018 • Additional acquisition target markets include SoCal, NorCal, OR, MI, and MA Current New and Acquired Store Openings 2018 Projected to Add Additional $20M+ in annual Rev and $3M+ net income growgeneration.com

Market Overview

GrowGeneration
WHERE THE PROS GO TO GROW

Legalization of cannabis is driving exponential growth in the hydroponic / gardening industry


($ in billions)
$23.0
32% CAGR
$5.7
$7.2
2015
2016E
2020E

Source: New Frontier Data

- Commercial cultivation is exploding
- US hydroponic sales projected to exceed $4.5B by 2020
- Highly fragmented retail space
  - >1,000 existing hydroponic stores
  - Smaller players struggling to compete as commercial market expands
- ~7,000 licensed commercial growers in the U.S. today
- 14 additional states expected to legalize cannabis cultivation in the next few years

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OTCQX: GRWG 10 Investment Considerations • Established market presence focused on “picks and shovels” of cultivation equipment & supplies, located in close proximity to commercial growers • U.S. cannabis market is expected to reach $23B by 2020 (1) • Strong year - over - year growth – FY2017 revenue projected $14.4M versus $7.9M Y/Y – FY2017 same store sales increased 43% y/y • $8.5m in cash to deploy for acquisitions • Large acquisition pipeline in a highly fragmented industry • Operational business model that is scalable and provides opportunities for margin expansion One of the largest distributors of specialty hydroponic supplies (1) Source: New Frontier Data growgeneration.com

Key Financial Metrics

GrowGeneration
WHERE THE PROS GO TO GROW

Attractive business profile for increasing shareholder value

Acquisition model

3X

Each $1M in capital drives
~$3M in annual revenue

Gross Margin


2017
27.7%
Target
~30%-35%

Commercial Cannabis Grower

15-20%

of total sales will be invested in hydroponic and ancillary equipment and supplies by retail and medical cannabis growers annually

"Typical" Store Profile

Rent ~$10 sq. ft.

~7,500 - 10,000 sq. ft.

~18% op. margin

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OTCQX: GRWG 12 Growth Strategy: National Expansion Growth to be fueled by both new store openings and acquisitions • Current operations in 15 stores across 5 states • 2018 - 2019 expansion markets: CA,OR,MI and MA - Current Operations - Targeted for Expansion in 2018 - 2018 growgeneration.com Alabama Arizona Arkansas California (4) Colorado (7) Florida Georgia Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Massachusetts Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada (2) New Hampshire New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania South Carolina South Dakota Tennessee Texas Utah Vermont Virginia Washington ( (1) W.Va Wisconsin Wyoming Connecticut Maryland Rhode Island

GrowGeneration Plays a Critical Role in the Professional Hydroponic Supply Chain

GrowGeneration
WHERE THE PROS GO TO GROW

Hundreds of suppliers

Hundreds of thousands of customers

Critical business partner

GrowGeneration Provides

- Coast-to-coast national network
- Extensive knowledge-based sales team
- Over 10,000 products
- Multi-state locations for pick ups and or direct shipments

GROW WITH THE PROS

GrowGeneration Provides

- Custom pricing for large customers
- Superior technical expertise
- Product sourcing
- Credit and financing

Small - 39% of 2017 net sales

- <$10K in average annual purchases

Medium - 41% of 2017 net sales

- $10K-$100K in average annual purchases

Large - 20% of 2017 net sales

- >$100K in average annual purchases

One-stop shop

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OTCQX: GRWG 14 One Stop shop for Industrial Growers growgeneration.com % of 2017 Sales 29% 23% 18% 17% 8% 5% Key Products Key Suppliers Nutrients Hydroponics Climate Control Lighting Plant Production Soil and Containers Active Aqua

OTCQX: GRWG 15 • Online purchasing platform for growers to access online - Q1 2018 launch • Features Custom Pricing New item requests Searchable inventory database of over 10,000 items Pick - up at a GrowGen location or drop to the grow • Content - rich website designed around topics of high grower interest creates a destination for both purchasing and essential grow information Growth Strategy: B2B platform Expanding reach and driving increased volume with growgeneration.com growgeneration.com

OTCQX: GRWG 16 Large Inventory and Supply Chain Selection - Service - Solutions growgeneration.com

Leadership and Strategic Investors

GrowGeneration — WHERE THE PROS GO TO GROW

Board of Directors and Executive Management

Darren Lampert
CEO
Director

- Founding member of law firm Lampert & Lampert (1986-2000)
- Former portfolio manager and proprietary trader (2000-2014)

Michael Salaman
President
Director

- VP at National Media Corp. (1986-2002)
- Founder of American Interactive Media
- Founder (2002-2006) / Chairman, Skinny Nutritional (2006-2013)

Joseph Prizivalli
COO

- Inventory Manager at Way to Grow (2014-2016) where he oversaw movement and integrity of all inventories
- Distribution Center Manager (2010-2014)

Monty Lamirato
CFO

- CFO, Strategic Environmental & Energy Resources, Inc. (2013-2016)
- Independent consultant (2009-2017)
- CFO/Treasurer, ARC Group Worldwide, Inc. (2001-2009)

Steven Aiello
Director

- Partner at Jones & Co. (2003-2006)
- Partner at Asset Management (2001-2003)
- Partner at Montgomery Securities (1987-2001)

Sean Stiefel
Director

- Founder of Navy Capital LLC in 2014, an equity focused cannabis focused fund
- Analyst with various equity funds

Peter Rosenberg
Director

- 28 years of experience in the financial services industry
- Duff & Phelps ,Managing Director in the Consumer and Retail Merger and Acquisitions Group
- Managing Director with Wells Fargo Securities
- Managed the San Francisco office for Barrington Associates
- Director at Salomon Smith Barney

Strategic Investors

Merida Capital Partners

- PE fund focused on cannabis infrastructure, data and technology companies such as New Frontier and Steep Hill Labs
- Led by Mitchell Baruchowitz, founder of limited-license cultivators Theraplant (CT) and Leafline Labs (MN)

Robert Yosaitis

- Owner of one of the largest vertically integrated cultivation companies in Northern CA
- Sold his previous company to a private equity company

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